MGC Resources Inc.
2778 Spokane Creek Road
East Helena, MT 59635

May 5, 2006

Seymork Investments Ltd.
c/o Mr. Lakhwinder Janda
11631 Blundell Road
Richmond, BC
Canada V6Y 1L4

Re: Purchase Offer

Dear Mr. Janda:

MGC Resources Inc. (**"MGC"**) hereby offers to purchase certain tracts of land in Pershing County, Nevada (the **"Property"**), as more particularly described below. Our preliminary review indicates that Seymork Investments Ltd., a British Columbia corporation (**"Seymork"**), is the record title owner of the Property. This letter sets forth the terms and conditions of MGC's offer to purchase the Property which, upon your acceptance, will constitute a binding and enforceable agreement between us.

Property

The Property to be purchased is located in T29N, R34E, MDM, Pershing County, Nevada:

Section 25: E½, N½NW¼, SE¼NW¼, E½NE¼SW¼, E½SE¼SW¼ (no surface, 75% minerals), 480 acres gross minerals, 360 acres net minerals

Section 27: SE¼, SE¼SW¼ (all surface and minerals), 200 acres

Section 27: E½NE¼ (no surface, 75% minerals), 80 acres gross minerals, 60 acres net minerals

Section 35: W½NW¼, SE¼NW¼ (all surface and minerals), 120 acres

Section 35: NE¼NW¼ (no surface, 75% minerals), 40 acres gross minerals, 30 acres net minerals

TOTAL: 920 gross acres, 320 acres net surface, 770 acres net mineral

Purchase Price

The purchase price for the Property will be US$200,000, to be deposited by MGC in trust with Seymork's legal counsel, Boughton Law Corporation, on the execution and delivery by both parties of this letter agreement (the **"Trust Funds"**). In addition to the cash consideration, the purchase price will also include a 3% net smelter returns royalty on any mineral production from the Property, to Seymork, or its designee, in accordance with the terms of the deed attached as Schedule A hereto. The Trust Funds will be released to Seymork upon Closing, as defined below.

Title

The Property will be transferred to MGC, or to its designee, by a deed, substantially in the form of Schedule A hereto, at the Closing, subject to those liens, claims and encumbrances recorded against the Property prior to this date (the "**Existing Encumbrances**"). Seymork acknowledges that it is and will after the Closing remain financially responsible for removal or satisfaction of the Existing Encumbrances on the Property, and agrees to provide MGC with such further security interests over its other properties, as set out in Schedule B hereto (the "**Collateral Lands**"), at or prior to Closing, as may reasonably be required to secure the removal or satisfaction of such Existing Encumbrances as well as indemnification and reimbursement to MGC of all costs and expenses incurred by MGC in obtaining or perfecting clear title to the Property, including without limitation a trust deed and security agreement on the Collateral Lands. Seymork agrees not to further encumber the Property prior to the Closing. Seymork further agrees not to further encumber, or grant security interests over, the Collateral Lands, with any security interests or encumbrances ranking equally with, or in priority to, those granted to MGC, until such time as clear title to the Property has been assured to MGC.

Conditions to Closing

MGC will have 10 days after your acceptance of this offer to conduct a more detailed title review and other customary due diligence to confirm Seymork's title to the Property. Closing of the sale (the "**Closing**") will be conditional upon (1) MGC's confirmation of Seymork's title to the Property, (2) the execution and delivery by Seymork, to MGC, of the deed described herein, in recordable form, (3) the execution and delivery by Seymork, to MGC, of a recordable trust deed, on terms reasonably acceptable to MGC, granting to MGC a security interest in the Collateral Lands as provided herein, and (4) the execution and delivery by MGC, to Seymork, of the deed described herein, which deed reserves to Seymork the production royalty described above. The Closing will occur no later than at the end of the 10-day due diligence period. Upon completion of the Closing, Seymork will be entitled to the Trust Funds, together with any interest that accrued thereon.

Other

Upon your acceptance of this offer, MGC will have the exclusive right to purchase the Property, subject to the terms set forth above.

If you are in agreement with the foregoing, please signify your acceptance of this offer by signing this letter is the space below and returning both a faxed copy and the original document to me, at which time this letter agreement will constitute a binding and enforceable agreement.

Respectfully yours,

MGC RESOURCES INC.

By ______________________
Brian McAlister, Director

AGREED TO AND ACCEPTED this ______ day of May, 2006

SEYMORK INVESTMENTS LTD.

By: ______________________
Lakhwinder Janda

Title: President and Director

Schedule A

AFTER RECORDING, PLEASE RETURN TO:

Alan Branham
MGC Resources Inc.
2778 Spokane Creek Road
East Helena, Montana 59635

MINING DEED

(With Reservation of Royalty)

This Mining Deed ("Deed") is made effective as of May 5, 2006, by and between SEYMORK INVESTMENTS LTD., a British Columbia corporation whose address is 11631 Blundell Road, Richmond, British Columbia, Canada V6Y 1L4 ("Seymork"), and MGC RESOURCES INC., a Nevada corporation whose address is 2778 Spokane Creek Road, East Helena, Montana 59635 ("MGC").

WITNESSETH

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seymork and MGC undertake and agree as follows:

1. Conveyance of Property. Seymork hereby conveys to MGC the real property described in **Exhibit 1** attached hereto and by reference made a part hereof (the "Property"), together with any improvements located thereon, any ores, minerals, waste dumps, tailings materials and mineral rights belonging or in any way appertaining thereto, and any water rights, easements, rights-of-way, access rights and other appurtenances thereto; RESERVING, however, unto Seymork the Royalty and related rights set forth in Section 3 hereof.

2. Representations and Warranties by Seymork. Seymork represents and warrants unto MGC that Seymork is the owner of the Property as set forth in Exhibit 1 and that the Property is free and clear of any royalties, rights of first refusal, preferential purchase rights, and area of interest provisions.

3. Reservation of Royalty. Seymork reserves, and MGC agrees to pay, a three percent (3.0%) Net Smelter Returns production royalty from any production and sale of Mineral Products (as defined in Exhibit 2) from the Property by or on behalf of MGC or its successors, to be determined and paid in accordance with the provisions of **Exhibit 2** attached hereto and by reference made a part hereof (the "Royalty"), which Royalty shall run with the Property and shall be binding upon MGC and any and all successors to MGC.

4. This Deed is given pursuant to that certain letter agreement dated May 5, 2006 by and between Seymork and MGC, the terms and conditions of which shall survive the execution and delivery of this Deed.

5. This Deed shall be construed in accordance with and governed by the laws of the State of Nevada without regard for choice of laws or conflict of laws principles that would require or permit the application of the laws of any other jurisdiction.

6. This Deed shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7. This Deed may be executed in counterparts, all of which taken together shall constitute a single and complete instrument.

IN WITNESS WHEREOF, Seymork and MGC have caused this Deed to be executed by their duly authorized representatives on the dates indicated in the acknowledgements below, but effective as of the date first set forth above.

Seymork:

SEYMORK INVESTMENTS LTD., a British Columbia corporation

By ______________________________
Lukhwinder Janda, President and Director

MGC:

MGC RESOURCES INC., a Nevada corporation

By ______________________________
Brian McAlister, Director

PROVINCE OF British Columbia

: ss.

MUNICIPALITY OF Vancouver)

On this 12 day of May, 2006, personally appeared before me, a Notary Public, Lukhwinder Janda, the President and Director of SEYMORK INVESTMENTS LTD., a British Columbia corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

NOTARY PUBLIC

KATHY TANG
Barrister & Solicitor
1000 - 595 Burrard Street
Vancouver, B.C. V7X 1S8
(604) 687-6789

PROVINCE OF BRITISH COLUMBIA)

: ss.

MUNICIPALITY OF VANCOUVER)

On this 5th day of May, 2006, personally appeared before me, a Notary Public, Brian McAllister, the Director of MGC RESOURCES INC., a Nevada corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

NOTARY PUBLIC
STUART B. MORROW
Barrister and Solicitor
DAVIS & COMPANY LLP
2800-666 Burrard Street
Vancouver, BC V6C 2Z7
604.687.9444

Exhibit 1

"<u>Property</u>"

The Property is located in T29N, R34E, MDM, Pershing County, Nevada:

Section 25: E½, N½NW¼, SE¼NW¼, E½NE¼SW¼, E½SE¼SW¼ (no surface, 75% minerals), 480 acres gross minerals, 360 acres net minerals

Section 27: SE¼, SE¼SW¼ (all surface and minerals), 200 acres

Section 27: E½NE¼ (no surface, 75% minerals), 80 acres gross minerals, 60 acres net minerals

Section 35: W½NW¼, SE¼NW¼ (all surface and minerals), 120 acres

Section 35: NE¼NW¼ (no surface, 75% minerals), 40 acres gross minerals, 30 acres net minerals

TOTAL: 920 gross acres, 320 acres net surface, 770 acres net mineral

Exhibit 2

"Net Smelter Returns"

1. "Net Smelter Returns" means the proceeds actually received, or deemed to have been received from the sale or deemed sale of Mineral Products produced by or on behalf of MGC from the Property, less the charges described in Section 1.b below. In no case shall such proceeds be less than the fair market value of the product sold.

"**Mineral Products**" means any and all ores (and concentrates derived therefrom) and minerals, precious and base, metallic and non-metallic, in, on or under the Property, which may lawfully be explored for, mined and sold.

a. If MGC sells Mineral Products consisting of refined gold or silver, MGC will be deemed to have received proceeds from the sale thereof equal to the number of ounces of refined gold or silver credited to MGC's account during the calendar quarter multiplied in the case of gold by the average daily London Bullion Brokers P.M. Gold Fixing during such calendar quarter and in the case of silver by the average of the daily Handy & Harmon Noon Silver Quotation during the calendar quarter. The average price for a calendar quarter shall be determined by dividing the sum of all daily prices posted during the calendar quarter by the number of days that prices were posted. The posted price shall be obtained from the Wall Street Journal, Reuters, E&MJ or other industry-accepted source. MGC shall have the right to market and sell to third parties refined gold and silver in any manner it chooses, including the sale of such refined gold and silver on the commodity market. In this regard, Seymork shall have no right to participate in any gains and/or profits or obligation to suffer any losses accruing to MGC as a result of forward sales, options trading, commodities futures trading or similar transactions.

b. Charges to be deducted from proceeds in determining Net Smelter Returns are the following:

(1) all costs, charges and expenses paid or incurred by MGC for treatment in the smelting and refining processes (including handling, processing, interest and provisional settlement fees, sampling, assaying and representation costs, penalties and other processor deductions);

(2) all costs, charges and expenses paid or incurred by MGC for transportation of the Mineral Products from the Property to the place or places of treatment and thence to the place or places of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay and forwarding expenses incurred by reason of or in the course of such transportation);

(3) sales and brokerage costs on the Mineral Products for which the Royalty is payable; and

(4) production and ad valorem taxes applicable under local, state and federal law and any other tax or governmental levy or fee relating to the Mineral Products for which the Royalty is payable (other than taxes based upon income).

2. Royalty payments shall accrue quarterly (based on fiscal quarters of MGC) and shall become due and payable by MGC at the end of the month following the end of each quarter. Royalty payments shall be accompanied by pertinent financial information pertaining to the operations of the Property in sufficient detail to explain the calculation of the Royalty payment. Payments and supporting documentation shall be tendered to Seymork at the address set forth in the first paragraph of this Deed, unless Seymork instructs MGC otherwise in writing.

3. Within 120 days after the end of each fiscal year of MGC in which Royalty payments are payable to Seymork, the records relating to the calculation the payments for such year shall be audited by MGC's external independent auditor and any resulting adjustments in the Royalty payments payable to Seymork shall be made forthwith. MGC shall deliver a copy of such auditor's report and accompanying financial information to Seymork within 30 days of the end of such 90-day period.

4. Each annual audit shall be final and not subject to adjustment unless Seymork delivers to MGC written exceptions in reasonable detail within six months after Seymork receives the report and makes a claim on MGC for adjustment. No adjustment favorable to MGC shall be made unless it is made within the same prescribed period.

4. Seymork, or its authorized representative, upon notice in writing to MGC, shall have the right to audit MGC's books and records relating to the payment of the Royalty for any fiscal year within the one-year period following the end of such fiscal year; provided, however, the making of any audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in the paragraph above. All audits shall be conducted by Seymork at the office of MGC where the relevant books and records are maintained and such audit shall be conducted during normal business hours. A copy of Seymork's report shall be delivered to MGC upon completion, and any discrepancy between the amount actually paid by MGC and the amount which should have been paid according to Seymork's report shall be paid forthwith, one party to the other. In the event that the said discrepancy is to the detriment of MGC and exceeds 5% of the amount actually paid by MGC, then MGC shall pay the entire cost of the audit.

5. MGC shall have the right to mine and process amounts of metals reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the Property without incurring any obligation to make Royalty payments. If however MGC sells Mineral Products derived from such activities, such proceeds of sale shall become subject to the Royalty in favour of Seymork.

6. MGC shall have the right to commingle ore removed from the Property or Mineral Products derived therefrom after treatment, with other ore or products, before or after concentration or beneficiation, so long as the data necessary to determine the weight, grade and recoverability of both the ore removed from the Property or Mineral Products derived therefrom

and the ore or products with which it is commingled are obtained by MGC. MGC shall then use that data to determine Seymork's interest in Mineral Products extracted from ores or products so mixed. Such data and determinations shall be acquired and completed in accordance with generally accepted industry practices.

[The remainder of this page is intentionally left blank]

Schedule B

Section	Description	% Surface Rights	% Minerals Rights	Parcel Number

Township 29 North, Range 33 East, MDM, Pershing County, Nevada

Section	Description	% Surface Rights	% Minerals Rights	Parcel Number
13	W½SE¼NW¼	100%	100%	11-120-16
23	N½NE¼	100%	100%	11-110-03
23	S½SE¼	100%	100%	11-110-10
1	NW¼NW¼; W½NE¼NW¼		75%	11-120-06
1	S½NW¼; E½NE¼NW¼		75%	11-120-07
1	W½SW¼		75%	11-120-08
1	E½SW¼		75%	11-120-09
1	E½		75%	11-120-10
13	SW¼NW¼		75%	11-120-15
13	E½SE¼NW¼		75%	11-120-17
23	SW¼NE¼		75%	11-110-07
13	N½NW¼		50%	11-120-14
23	N½SE¼; SE¼NE¼		50%	11-110-09

Township 29 North, Range 34 East, MDM, Pershing County, Nevada

Section	Description	% Surface Rights	% Minerals Rights	Parcel Number
1	W½ of Lot 1	100%	100%	11-220-07
1	E½SW¼NE¼	100%	100%	11-220-11
1	E½SW¼NW¼	100%	100%	11-220-15
3	SW¼NW¼	100%	100%	11-180-02
3	S½SE¼NW¼	100%	100%	11-180-05

3	N½SE¼; SE¼SE¼	100%	100%	11-180-08
5	Lots 8, 7, 9	100%	100%	11-140-02
7	NE¼	100%	100%	11-140-10
7	SE¼SW¼; S½NE¼SW¼	100%	100%	11-140-14
11	NE¼NW¼	100%	100%	11-180-11
11	SW¼NE¼	100%	100%	11-180-16
13	E½SE¼SE¼	100%	100%	11-190-08
13	E½SW¼SE¼	100%	100%	11-190-10
13	W½SW¼SE¼	100%	100%	11-190-11
15	SW¼	100%	100%	11-180-21
15	NW¼SE¼; W½NE¼SE¼; W½SW¼SE¼	100%	100%	11-180-22
17	S½SE¼	100%	100%	11-140-21
17	NE¼NE¼	100%	100%	11-140-23
19	S½	100%	100%	11-150-02
21	NW¼; W½NE¼	100%	100%	11-150-04
23	NW¼NW¼	100%	100%	11-170-01
23	W½NW¼NE¼	100%	100%	11-170-04
23	NE¼NE¼	100%	100%	11-170-06
23	N½SW¼NW¼	100%	100%	11-170-11
23	W½SE¼; W½E½SE¼	100%	100%	11-170-15
23	W½SE¼NE¼	100%	100%	11-170-08
29	NW¼	100%	100%	11-150-12

7	SE¼	50%	75%	11-140-11
7	E½NW¼; SW¼NW¼	50%	75%	11-140-12
15	N½	50%	75%	11-180-20
19	N½	50%	75%	11-150-01
21	S½	50%	75%	11-150-09
29	S½; NE¼	50%	75%	11-150-11
31	N½	50%	75%	11-150-14
1	W½NW¼NE¼		75%	11-220-07
1	E½NW¼NE¼		75%	11-220-06
1	E½NE¼NE¼		75%	11-220-08
1	E½SE¼NE¼		75%	11-220-09
1	W½SE¼NE¼		75%	11-220-10
1	W½SW¼NE¼		75%	11-220-12
1	N½SW¼; W½NW¼; SE¼; E½SE¼SW¼		75%	11-210-01
1	W½SE¼SW¼		75%	11-210-08
1	E½SW¼SW¼		75%	11-210-09
1	W½SW¼SW¼		75%	11-210-10
1	E½NW¼SE¼		75%	11-210-02
1	NE¼SE¼		75%	11-210-03
1	E½SE¼SE¼		75%	11-210-04
1	W½SE¼SE¼		75%	11-210-05
1	E½SW¼SE¼		75%	11-210-06

1	W½SW¼SE¼	75%	11-210-07
1	W½NW¼NW¼	75%	11-220-01
1	E½NW¼NW¼	75%	11-220-02
1	W½NE¼NW¼	75%	11-220-03
1	E½NE¼NW¼	75%	11-220-04
1	E½SE¼NW¼	75%	11-220-13
1	W½SE¼NW¼	75%	11-220-14
1	W½SW¼NW¼	75%	11-220-16
3	N½SW¼; SW¼SW¼	75%	11-180-03
3	SE¼SW¼	75%	11-180-04
3	SW¼NE¼; W½SE¼; NE¼	75%	11-180-06
3	NE¼NE¼; E½NW¼NE¼ E½SE¼NE¼	75%	11-180-07
3	SW¼SE¼	75%	11-180-09
5	NE¼; NE¼NW¼	75%	11-140-04
7	N½NE¼SW¼	75%	11-140-13
7	W½SW¼	75%	11-140-15
9	All	75%	11-140-08
11	N½NW¼NE¼	75%	11-180-12
11	S½NW¼NE¼	75%	11-180-13
11	NE¼NE¼	75%	11-180-14
11	SE¼NW¼	75%	11-180-15
13	NW¼SW¼	75%	11-190-01

13	W½NE¼SW¼	75%	11-190-02
13	E½NE¼SW¼	75%	11-190-03
13	NW¼NW¼SE¼	75%	11-190-04
13	SW¼NW¼SE¼	75%	11-190-05
13	E½NW¼SE¼; W½NE¼SE¼	75%	11-190-06
13	E½NE¼SE¼	75%	11-190-07
13	W½SE¼SE¼	75%	11-190-09
13	E½SE¼SW¼	75%	11-190-12
13	W½SE¼SW¼	75%	11-190-13
13	E½SW¼SW¼	75%	11-190-14
13	W½SW¼SW¼	75%	11-190-15
13	NW¼NW¼	75%	11-200-01
13	W½NE¼NW¼	75%	11-200-02
13	E½NE¼NW¼	75%	11-200-03
13	W½NW¼NE¼	75%	11-200-04
13	E½NW¼NE¼	75%	11-200-05
13	W½NE¼NE¼	75%	11-200-06
13	E½NE¼NE¼	75%	11-200-07
13	E½SE¼NE¼	75%	11-200-08
13	W½SE¼NE¼	75%	11-200-09
13	E½SW¼NE¼	75%	11-200-10
13	W½SW¼NE¼	75%	11-200-11
13	E½SE¼NW¼	75%	11-200-12

13	W½SENW	75%	11-200-13
13	SW¼NW¼	75%	11-200-14
15	S½SE¼SE¼	75%	11-180-23
17	SE¼SW¼	75%	11-140-20
21	NE¼NE¼	75%	11-150-05
21	NE¼SE¼NE¼	75%	11-150-06
21	SE¼SE¼NE¼	75%	11-150-07
21	W½SE¼NE¼	75%	11-150-08
23	W½NE¼NW¼	75%	11-170-02
23	E½NE¼NW¼	75%	11-170-03
23	E½NW¼NE¼	75%	11-170-05
23	E½E½SE¼; E½SE¼NE¼	75%	11-170-07
23	SW¼NE¼	75%	11-170-09
23	SE¼NW¼	75%	11-170-10
23	W½W½SW¼; SW¼SW¼NW¼	75%	11-170-12
23	E½W½SW¼; SE¼SW¼NW¼	75%	11-170-13
31	N½SE¼	75%	11-150-15
31	N½SW¼	75%	11-150-16
31	W½SW¼SW¼	75%	11-150-17
31	NE¼SW¼SW¼	75%	11-150-18
31	SE¼SW¼SW¼	75%	11-150-10

5	Lots 7 & 10		50%	11-140-05
5	SE¼NW¼		50%	11-140-03
11	SE¼; E½SW¼		50%	11-180-18
17	W½SW¼		50%	11-140-18

<u>Township 29 North, Range 35 East, MDM, Pershing County, Nevada</u>

5	E½NE¼SE¼	100%	100%	12-170-10
17	SE¼SE¼	100%	100%	12-180-10
19	W½NE¼NE¼	100%	100%	12-190-04
19	W½SE¼NE¼	100%	100%	12-190-07
5	W½		75%	12-170-01
5	W½NW¼NE¼		75%	12-170-02
5	E½NW¼NE¼; W½NE¼NE¼		75%	12-170-03
5	E½NE¼NE¼; SE¼NE¼		75%	12-170-04
5	E½SW¼NE¼		75%	12-170-05
5	W½SW¼NE¼		75%	12-170-06
5	W½NW¼SE¼		75%	12-170-07
5	E½NW¼SE¼		75%	12-170-08
5	W½NE¼SE¼		75%	12-170-09
5	SE¼SE¼		75%	12-170-11
5	SW¼SE¼		75%	12-170-12
7	All		75%	12-150-10
17	N½NW¼		75%	12-180-01

17	N½NW¼	75%	12-180-02
17	SE¼NE¼	75%	12-180-03
17	SW¼NE¼	75%	12-180-04
17	S½NW¼	75%	12-180-05
17	N½SW¼; W½SW¼SW¼	75%	12-180-06
17	W½SE¼	75%	12-180-08
17	NE¼SE¼	75%	12-180-09
19	NW¼NW¼; N½SW¼NW¼	75%	12-190-01
19	NE¼NW¼	75%	12-190-02
19	SE¼NW¼	75%	12-190-09
19	S½SW¼NW¼	75%	12-190-10
19	W½E½SE¼	75%	12-190-12
19	E½NE¼SE¼	75%	12-190-13
19	E½SE¼SE¼	75%	12-190-14
19	W½NW¼NE¼	75%	12-190-03
19	E½NE¼NE¼	75%	12-190-05
19	E½SE¼NE¼	75%	12-190-06
19	E½NW¼NE¼; SW¼NE¼	75%	12-190-08
31	E½SE¼SW¼	75%	12-200-07
31	W½SE¼SW¼	75%	12-200-08
31	SW¼SW¼	75%	12-200-09
19	Lots 3 & 4	50%	12-190-11

PARCEL NOS. 11-160-03, 11-160-04, 11-160-05, 11-160-06, 11-160-07, 11-160-08, 11-160-09, 11-160-10, 11-160-11

OFFICIAL RECORDS
PERSHING CO. NEVADA
RECORD REQUESTED BY
Western Title
06 MAY 18 PM 1:23
ROLL 408 PAGE 207
DARLENE MOURA
COUNTY RECORDER
DEP._____ FILE NO. 248839

AFTER RECORDING, PLEASE RETURN TO:

Alan Branham
MGC Resources Inc.
2778 Spokane Creek Road
East Helena, Montana 59635

MINING DEED

(With Reservation of Royalty)

This Mining Deed ("Deed") is made effective as of May 5, 2006, by and between SEYMORK INVESTMENTS LTD., a British Columbia corporation whose address is 11631 Blundell Road, Richmond, British Columbia, Canada V6Y 1L4 ("Seymork"), and MGC RESOURCES INC., a Nevada corporation whose address is 2778 Spokane Creek Road, East Helena, Montana 59635 ("MGC").

WITNESSETH

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seymork and MGC undertake and agree as follows:

1. Conveyance of Property. Seymork hereby conveys to MGC the real property described in **Exhibit 1** attached hereto and by reference made a part hereof (the "Property"), together with any improvements located thereon, any ores, minerals, waste dumps, tailings materials and mineral rights belonging or in any way appertaining thereto, and any water rights, easements, rights-of-way, access rights and other appurtenances thereto; RESERVING, however, unto Seymork the Royalty and related rights set forth in Section 3 hereof.

2. Representations and Warranties by Seymork. Seymork represents and warrants unto MGC that Seymork is the owner of the Property as set forth in Exhibit 1 and that the Property is free and clear of any royalties, rights of first refusal, preferential purchase rights, and area of interest provisions.

3. Reservation of Royalty. Seymork reserves, and MGC agrees to pay, a three percent (3.0%) Net Smelter Returns production royalty from any production and sale of Mineral Products (as defined in Exhibit 2) from the Property by or on behalf of MGC or its successors, to be determined and paid in accordance with the provisions of **Exhibit 2** attached hereto and by reference made a part hereof (the "Royalty"), which Royalty shall run with the Property and shall be binding upon MGC and any and all successors to MGC.

4. This Deed is given pursuant to that certain letter agreement dated May 5, 2006 by and between Seymork and MGC, the terms and conditions of which shall survive the execution and delivery of this Deed.

5. This Deed shall be construed in accordance with and governed by the laws of the State of Nevada without regard for choice of laws or conflict of laws principles that would require or permit the application of the laws of any other jurisdiction.

6. This Deed shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7. This Deed may be executed in counterparts, all of which taken together shall constitute a single and complete instrument.

IN WITNESS WHEREOF, Seymork and MGC have caused this Deed to be executed by their duly authorized representatives on the dates indicated in the acknowledgements below, but effective as of the date first set forth above.

Seymork:

SEYMORK INVESTMENTS LTD., a British Columbia corporation

By ______________________
Lukhwinder Janda, President and Director

MGC:

MGC RESOURCES INC., a Nevada corporation

By ______________________
Brian McAlister, Director

PROVINCE OF British Columbia)

: ss.

MUNICIPALITY OF Vancouver)

On this 12 day of May, 2006, personally appeared before me, a Notary Public, Lukhwinder Janda, the President and Director of SEYMORK INVESTMENTS LTD., a British Columbia corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

NOTARY PUBLIC

KATHY TANG
Barrister & Solicitor
1000 - 595 Burrard Street
Vancouver, B.C. V7X 1S8
(604) 687-6789

PROVINCE OF BRITISH COLUMBIA)

: ss.

MUNICIPALITY OF VANCOUVER)

On this 5th day of May, 2006, personally appeared before me, a Notary Public, Brian McAlister, the Director of MGC RESOURCES INC., a Nevada corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

NOTARY PUBLIC
STUART B. MORROW
Barrister and Solicitor
DAVIS & COMPANY LLP
2800-666 Burrard Street
Vancouver, BC V6C 2Z7
604.687.9444

Exhibit 1

"<u>Property</u>"

The Property is located in T29N, R34E, MDM, Pershing County, Nevada:

Section 25: E½, N½NW¼, SE¼NW¼, E½NE¼SW¼, E½SE¼SW¼ (no surface, 75% minerals), 480 acres gross minerals, 360 acres net minerals

Section 27: SE¼, SE¼SW¼ (all surface and minerals), 200 acres

Section 27: E½NE¼ (no surface, 75% minerals), 80 acres gross minerals, 60 acres net minerals

Section 35: W½NW¼, SE¼NW¼ (all surface and minerals), 120 acres

Section 35: NE¼NW¼ (no surface, 75% minerals), 40 acres gross minerals, 30 acres net minerals

TOTAL: 920 gross acres, 320 acres net surface, 770 acres net mineral

Exhibit 2

"Net Smelter Returns"

1. "Net Smelter Returns" means the proceeds actually received, or deemed to have been received from the sale or deemed sale of Mineral Products produced by or on behalf of MGC from the Property, less the charges described in Section 1.b below. In no case shall such proceeds be less than the fair market value of the product sold.

"Mineral Products" means any and all ores (and concentrates derived therefrom) and minerals, precious and base, metallic and non-metallic, in, on or under the Property, which may lawfully be explored for, mined and sold.

a. If MGC sells Mineral Products consisting of refined gold or silver, MGC will be deemed to have received proceeds from the sale thereof equal to the number of ounces of refined gold or silver credited to MGC's account during the calendar quarter multiplied in the case of gold by the average daily London Bullion Brokers P.M. Gold Fixing during such calendar quarter and in the case of silver by the average of the daily Handy & Harmon Noon Silver Quotation during the calendar quarter. The average price for a calendar quarter shall be determined by dividing the sum of all daily prices posted during the calendar quarter by the number of days that prices were posted. The posted price shall be obtained from the Wall Street Journal, Reuters, E&MJ or other industry-accepted source. MGC shall have the right to market and sell to third parties refined gold and silver in any manner it chooses, including the sale of such refined gold and silver on the commodity market. In this regard, Seymork shall have no right to participate in any gains and/or profits or obligation to suffer any losses accruing to MGC as a result of forward sales, options trading, commodities futures trading or similar transactions.

b. Charges to be deducted from proceeds in determining Net Smelter Returns are the following:

(1) all costs, charges and expenses paid or incurred by MGC for treatment in the smelting and refining processes (including handling, processing, interest and provisional settlement fees, sampling, assaying and representation costs, penalties and other processor deductions);

(2) all costs, charges and expenses paid or incurred by MGC for transportation of the Mineral Products from the Property to the place or places of treatment and thence to the place or places of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay and forwarding expenses incurred by reason of or in the course of such transportation);

(3) sales and brokerage costs on the Mineral Products for which the Royalty is payable; and

(4) production and ad valorem taxes applicable under local, state and federal law and any other tax or governmental levy or fee relating to the Mineral Products for which the Royalty is payable (other than taxes based upon income).

2. Royalty payments shall accrue quarterly (based on fiscal quarters of MGC) and shall become due and payable by MGC at the end of the month following the end of each quarter. Royalty payments shall be accompanied by pertinent financial information pertaining to the operations of the Property in sufficient detail to explain the calculation of the Royalty payment. Payments and supporting documentation shall be tendered to Seymork at the address set forth in the first paragraph of this Deed, unless Seymork instructs MGC otherwise in writing.

3. Within 120 days after the end of each fiscal year of MGC in which Royalty payments are payable to Seymork, the records relating to the calculation the payments for such year shall be audited by MGC's external independent auditor and any resulting adjustments in the Royalty payments payable to Seymork shall be made forthwith. MGC shall deliver a copy of such auditor's report and accompanying financial information to Seymork within 30 days of the end of such 90-day period.

4. Each annual audit shall be final and not subject to adjustment unless Seymork delivers to MGC written exceptions in reasonable detail within six months after Seymork receives the report and makes a claim on MGC for adjustment. No adjustment favorable to MGC shall be made unless it is made within the same prescribed period.

4. Seymork, or its authorized representative, upon notice in writing to MGC, shall have the right to audit MGC's books and records relating to the payment of the Royalty for any fiscal year within the one-year period following the end of such fiscal year; provided, however, the making of any audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in the paragraph above. All audits shall be conducted by Seymork at the office of MGC where the relevant books and records are maintained and such audit shall be conducted during normal business hours. A copy of Seymork's report shall be delivered to MGC upon completion, and any discrepancy between the amount actually paid by MGC and the amount which should have been paid according to Seymork's report shall be paid forthwith, one party to the other. In the event that the said discrepancy is to the detriment of MGC and exceeds 5% of the amount actually paid by MGC, then MGC shall pay the entire cost of the audit.

5. MGC shall have the right to mine and process amounts of metals reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the Property without incurring any obligation to make Royalty payments. If however MGC sells Mineral Products derived from such activities, such proceeds of sale shall become subject to the Royalty in favour of Seymork.

6. MGC shall have the right to commingle ore removed from the Property or Mineral Products derived therefrom after treatment, with other ore or products, before or after concentration or beneficiation, so long as the data necessary to determine the weight, grade and recoverability of both the ore removed from the Property or Mineral Products derived therefrom

and the ore or products with which it is commingled are obtained by MGC. MGC shall then use that data to determine Seymork's interest in Mineral Products extracted from ores or products so mixed. Such data and determinations shall be acquired and completed in accordance with generally accepted industry practices.

[The remainder of this page is intentionally left blank]

AFTER RECORDING, PLEASE RETURN TO:
Alan Branham
MGC Resources Inc.
2778 Spokane Creek Road
East Helena, Montana 59635

OFFICIAL RECORDS
PERSHING CO. NEVADA
RECORD REQUESTED BY
Western Title
06 MAY 18 PM 1:25
ROLL 408 PAGE 214
DARLENE MOURA
COUNTY RECORDER
DEP_____ FILE NO. 248840

TRUST DEED

THIS TRUST DEED is executed as of the 5th day of May, 2006, between **SEYMORK INVESTMENTS LTD.**, a British Columbia corporation, as Trustor, whose address is 11631 Blundell Road, Richmond, British Columbia, Canada V6Y 1L4, **WESTERN TITLE COMPANY, INC.**, a Nevada corporation, as Trustee, whose address is P.O. Box 1109, 775 Cornell Avenue, Suite B, Lovelock, Nevada 89419, and **MGC RESOURCES INC.**, a Nevada corporation, as Beneficiary, whose address is 2778 Spokane Creek Road, East Helena, Montana 59635.

Trustor hereby CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, the real property described in Exhibit A attached hereto and incorporated herein (the "Property"), which Property is located in Pershing County, Nevada, together with any and all buildings, fixtures and improvements of every kind and character situated thereon, all water and water rights, whether perfected or unperfected, appurtenant thereto or used in connection therewith, all minerals, metals, ores, dumps, leach pads, tailings and stockpiles of every kind and character on, in or under the Property, and all extralateral rights, easements, rights-of-way, licenses, permits, privileges, approvals, immunities, reversions, remainders, rents, profits, tenements, hereditaments and appurtenances now or hereafter belonging, appertaining or relating in any way to the Property or any part of it; subject to those liens, claims and encumbrances recorded against the Property prior to the date hereof.

FOR THE PURPOSE OF SECURING Trustor's obligations under that certain letter agreement dated May 5, 2006 between Beneficiary and Trustor (the "Agreement"), in the manner set forth in the Agreement.

Trustor agrees to pay all taxes and assessments on the Property, to pay all charges and assessments on water, water rights or water stock used on or with the Property, not to commit waste, to maintain adequate fire insurance on any improvements on the Property, to pay all costs and expenses of collection (including reasonable trustee and attorney fees) in the event of default in the obligations secured hereby, and to pay reasonable trustee fees charged for the services performed by Trustee under this instrument, including a reconveyance of the Property upon completion of the obligations secured hereby.

Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to it at the address set forth above.

IN WITNESS WHEREOF, Trustor has executed this Trust Deed on the date set forth in the acknowledgment below, but effective as of the date first set forth above.

SEYMORK INVESTMENTS LTD., a British Columbia corporation

By ____________________
Lakhwinder Janda, President and Director

PROVINCE OF British Columbia)
: ss.
MUNICIPALITY OF Vancouver)

On this 12 day of May, 2006, personally appeared before me, a Notary Public, Lakhwinder Janda, the President and Director of SEYMORK INVESTMENTS LTD., a British Columbia corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

____
NOTARY PUBLIC

KATHY TANG
Barrister & Solicitor
1000 - 595 Burrard Street
Vancouver, B.C. V7X 1S8
(604) 687-6789

Exhibit A

"Property"

Section	Description	% Surface Rights	% Minerals Rights	Parcel Number
Township 29 North, Range 33 East, MDM, Pershing County, Nevada				
13	W½SE¼NW¼	100%	100%	11-120-16
23	N½NE¼	100%	100%	11-110-03
23	S½SE¼	100%	100%	11-110-10
1	NW¼NW¼; W½NE¼NW¼		75%	11-120-06
1	S½NW¼; E½NE¼NW¼		75%	11-120-07
1	W½SW¼		75%	11-120-08
1	E½SW¼		75%	11-120-09
1	E½		75%	11-120-10
13	SW¼NW¼		75%	11-120-15
13	E½SE¼NW¼		75%	11-120-17
23	SW¼NE¼		75%	11-110-07
13	N½NW¼		50%	11-120-14
23	N½SE¼; SE¼NE¼		50%	11-110-09
Township 29 North, Range 34 East, MDM, Pershing County, Nevada				
1	W½ of Lot 1	100%	100%	11-220-07
1	E½SW¼NE¼	100%	100%	11-220-11
1	E½SW¼NW¼	100%	100%	11-220-15

3	S½SE¼NW¼	100%	100%	11-180-05
3	N½SE¼; SE¼SE¼	100%	100%	11-180-08
5	Lots 8, 7, 9	100%	100%	11-140-02
7	NE¼	100%	100%	11-140-10
7	SE¼SW¼; S½NE¼SW¼	100%	100%	11-140-14
11	SW¼NE¼	100%	100%	11-180-16
13	E½SE¼SE¼	100%	100%	11-190-08
13	E½SW¼SE¼	100%	100%	11-190-10
13	W½SW¼SE¼	100%	100%	11-190-11
17	S½SE¼	100%	100%	11-140-21
17	NE¼NE¼	100%	100%	11-140-23
19	S½	100%	100%	11-150-02
21	NW¼; W½NE¼	100%	100%	11-150-04
23	N½SW¼NW¼	100%	100%	11-170-11
23	W½SE¼; W½E½SE¼	100%	100%	11-170-15
23	W½SE¼NE¼	100%	100%	11-170-08
29	NW¼	100%	100%	11-150-12
7	SE¼	50%	75%	11-140-11
7	E½NW¼; SW¼NW¼	50%	75%	11-140-12
15	N½	50%	75%	11-180-20

19	N½	50%	75%	11-150-01
21	S½	50%	75%	11-150-09
29	S½; NE¼	50%	75%	11-150-11
31	N½	50%	75%	11-150-14
1	W½NW¼NE¼		75%	11-220-07
1	E½NW¼NE¼		75%	11-220-06
1	E½NE¼NE¼		75%	11-220-08
1	E½SE¼NE¼		75%	11-220-09
1	W½SE¼NE¼		75%	11-220-10
1	W½SW¼NE¼		75%	11-220-12
1	N½SW¼; W½NW¼; SE¼; E½SE¼SW¼		75%	11-210-01
1	W½SE¼SW¼		75%	11-210-08
1	E½SW¼SW¼		75%	11-210-09
1	W½SW¼SW¼		75%	11-210-10
1	E½NW¼SE¼		75%	11-210-02
1	NE¼SE¼		75%	11-210-03
1	E½SE¼SE¼		75%	11-210-04
1	W½SE¼SE¼		75%	11-210-05
1	E½SW¼SE¼		75%	11-210-06
1	W½SW¼SE¼		75%	11-210-07

1	W½NW¼NW¼	75%	11-220-01
1	E½NW¼NW¼	75%	11-220-02
1	W½NE¼NW¼	75%	11-220-03
1	E½NE¼NW¼	75%	11-220-04
1	E½SE¼NW¼	75%	11-220-13
1	W½SE¼NW¼	75%	11-220-14
1	W½SW¼NW¼	75%	11-220-16
3	N½SW¼; SW¼SW¼	75%	11-180-03
3	SE¼SW¼	75%	11-180-04
3	SW¼NE¼; W½SE¼; NE¼	75%	11-180-06
3	NE¼NE¼; E½NW¼NE¼ E½SE¼NE¼	75%	11-180-07
3	SW¼SE¼	75%	11-180-09
5	NE¼; NE¼NW¼	75%	11-140-04
7	N½NE¼SW¼	75%	11-140-13
7	W½SW¼	75%	11-140-15
9	All	75%	11-140-08
11	N½NW¼NE¼	75%	11-180-12
11	S½NW¼NE¼	75%	11-180-13
11	NE¼NE¼	75%	11-180-14
11	SE¼NW¼	75%	11-180-15

13	NW¼SW¼	75%	11-190-01
13	W½NE¼SW¼	75%	11-190-02
13	E½NE¼SW¼	75%	11-190-03
13	NW¼NW¼SE¼	75%	11-190-04
13	SW¼NW¼SE¼	75%	11-190-05
13	E½NW¼SE¼; W½NE¼SE¼	75%	11-190-06
13	E½NE¼SE¼	75%	11-190-07
13	W½SE¼SE¼	75%	11-190-09
13	E½SE¼SW¼	75%	11-190-12
13	W½SE¼SW¼	75%	11-190-13
13	E½SW¼SW¼	75%	11-190-14
13	W½SW¼SW¼	75%	11-190-15
13	NW¼NW¼	75%	11-200-01
13	W½NE¼NW¼	75%	11-200-02
13	E½NE¼NW¼	75%	11-200-03
13	W½NW¼NE¼	75%	11-200-04
13	E½NW¼NE¼	75%	11-200-05
13	W½NE¼NE¼	75%	11-200-06
13	E½NE¼NE¼	75%	11-200-07
13	E½SE¼NE¼	75%	11-200-08
13	W½SE¼NE¼	75%	11-200-09

13	E½SW¼NE¼	75%	11-200-10
13	W½SW¼NE¼	75%	11-200-11
13	E½SE¼NW¼	75%	11-200-12
13	W½SENW	75%	11-200-13
13	SW¼NW¼	75%	11-200-14
15	S½SE¼SE¼	75%	11-180-23
17	SE¼SW¼	75%	11-140-20
21	NE¼NE¼	75%	11-150-05
21	NE¼SE¼NE¼	75%	11-150-06
21	SE¼SE¼NE¼	75%	11-150-07
21	W½SE¼NE¼	75%	11-150-08
23	W½NE¼NW¼	75%	11-170-02
23	E½NE¼NW¼	75%	11-170-03
23	E½NW¼NE¼	75%	11-170-05
23	E½E½SE¼; E½SE¼NE¼	75%	11-170-07
23	SW¼NE¼	75%	11-170-09
23	SE¼NW¼	75%	11-170-10
23	W½W½SW¼; SW¼SW¼NW¼	75%	11-170-12
23	E½W½SW¼; SE¼SW¼NW¼	75%	11-170-13

31	N½SE¼		75%	11-150-15
31	N½SW¼		75%	11-150-16
31	W½SW¼SW¼		75%	11-150-17
31	NE¼SW¼SW¼		75%	11-150-18
31	SE¼SW¼SW¼		75%	11-150-10
5	Lots 7 & 10		50%	11-140-05
5	SE¼NW¼		50%	11-140-03
11	SE¼; E½SW¼		50%	11-180-18
17	W½SW¼		50%	11-140-18

<u>Township 29 North, Range 35 East, MDM, Pershing County, Nevada</u>

5	E½NE¼SE¼	100%	100%	12-170-10
17	SE¼SE¼	100%	100%	12-180-10
19	W½NE¼NE¼	100%	100%	12-190-04
19	W½SE¼NE¼	100%	100%	12-190-07
5	W½		75%	12-170-01
5	W½NW¼NE¼		75%	12-170-02
5	E½NW¼NE¼; W½NE¼NE¼		75%	12-170-03
5	E½NE¼NE¼; SE¼NE¼		75%	12-170-04
5	E½SW¼NE¼		75%	12-170-05
5	W½SW¼NE¼		75%	12-170-06

5	W½NW¼SE¼	75%	12-170-07
5	E½NW¼SE¼	75%	12-170-08
5	W½NE¼SE¼	75%	12-170-09
5	SE¼SE¼	75%	12-170-11
5	SW¼SE¼	75%	12-170-12
7	All	75%	12-150-10
17	N½NW¼	75%	12-180-01
17	N½NW¼	75%	12-180-02
17	SE¼NE¼	75%	12-180-03
17	SW¼NE¼	75%	12-180-04
17	S½NW¼	75%	12-180-05
17	N½SW¼; W½SW¼SW¼	75%	12-180-06
17	W½SE¼	75%	12-180-08
17	NE¼SE¼	75%	12-180-09
19	NW¼NW¼; N½SW¼NW¼	75%	12-190-01
19	NE¼NW¼	75%	12-190-02
19	SE¼NW¼	75%	12-190-09
19	S½SW¼NW¼	75%	12-190-10
19	W½E½SE¼	75%	12-190-12
19	E½NE¼SE¼	75%	12-190-13

19	E½SE¼SE¼	75%	12-190-14
19	W½NW¼NE¼	75%	12-190-03
19	E½NE¼NE¼	75%	12-190-05
19	E½SE¼NE¼	75%	12-190-06
19	E½NW¼NE¼; SW¼NE¼	75%	12-190-08
31	E½SE¼SW¼	75%	12-200-07
31	W½SE¼SW¼	75%	12-200-08
31	SW¼SW¼	75%	12-200-09
19	Lots 3 & 4	50%	12-190-11